Exhibit 99.1

 FORM OF CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                                 (JACK E. DAVIS)

     I, Jack E. Davis, President and Chief Executive Officer of Arizona Public Service Company ("APS"), certify, to the best of my knowledge, that: (a) the attached Quarterly Report on Form 10-Q of APS for the fiscal quarter ended March 31, 2003 (the "March 2003 Form 10-Q") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (b) the information contained in the March 2003 Form 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of APS.


                                       Jack E. Davis
                                       -----------------------------------------
                                       Jack E. Davis
                                       President and Chief Executive Officer

                                       Date: May 14, 2003